FORM 8-K


                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, D.C.  20549



                                 CURRENT REPORT


               Pursuant to Section 13 or 15(d) of the Securities
                               Exchange Act of 1934


                                  December 24, 2003



                          COMPUSONICS VIDEO CORPORATION
            (Exact Name of Registrant as specified in its charter)



COLORADO                            0-14200                       84-1001336
-----------------------------    --------------              ---------------
State or other jurisdiction (  Commission file number)      (I.R.S. Employer
of incorporation or                                    Identification Number)
organization)



32751 Middlebelt Road, Ste. B
Farmington Hills, MI                                                    48334
-----------------------------------                        ------------------
(Address of Principal Executive Offices)                            (Zip Code)


     Registrant's telephone number, including area code:  (248) 851-5651



                                  N/A
                       ---------------------------
        Former name or former address, if changed from last report

Item 5:     Other Events

Effective December 23, 2003, the Board of Directors of CompuSonics Video Corporation (the "Registrant") has extended the expiration date of the Class A Warrants and the related underlying Class B Warrants (represented by the Class A Warrants) from 5:00 p.m. Mountain Time, December 31, 2003, to
5:00 p.m. Mountain Time, March 31, 2004. The exercise prices and conditions of exercising these Warrants of both Class A and Class B, and all the Registrant's rights (including making a redemption of the Class A Warrants, if desired), all remain the same as spelled out in the Prospectus of November 27, 1985, with the sole exception that the exercise time period has been extended as stated in this resolution.

The Registrant's Stock Transfer Agent was notified by letter from the Registrant's Chief Executive Officer as to the extension, per the actions of the Registrant's Board of Directors.

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  December 24, 2003

                             COMPUSONICS VIDEO CORPORATION
                            -------------------------------


                                             By   /s/ Thomas W. Itin
                                                 --------------------
                                                      Thomas W. Itin
                                                      Chairman